SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2013


                             CIRALIGHT GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      0-54036                   26-4549003
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

670 E. Parkridge, Suite 112, Corona, California                   92879
   (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (877) 520-5005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     On September 27, 2013, Ciralight Global, Inc. ("Ciralight") held its 2013 Annual Meeting of Shareholders in Anaheim, California. The following six (6) Directors were elected for one year terms: Terry S. Adams, Jeffrey S. Brain, Larry Eisenberg, Frederick Feck, Richard Katz and William ("Smokey") Robinson. Each of these Directors had served on Ciralight's Board of Directors prior to the Annual Meeting. Each of the Directors received a majority of votes (12,290,042). No votes were cast against any of the Directors and no shareholders abstained from the voting.

     On September 27, 2013, Ciralight's Board of Directors held its 2013 Annual Meeting and appointed the following officers to serve in the following capacities until their successors are duly appointed:

     Terry S. Adams                Chairman of the Board

     Jeffrey S. Brain              President, Chief Executive Officer
                                   and Chief Financial Officer

     Frederick Feck                Secretary

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 1, 2013           CIRALIGHT GLOBAL, INC.


                                 By: /s/  Jeffrey S. Brain
                                     -------------------------------------
                                     Jeffrey S. Brain
                                     President and Chief Executive Officer

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